SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K
                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 29, 2005

                           CHAMPIONLYTE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

             FLORIDA                    000-28223               65-0510294
 (STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NO.)       (IRS EMPLOYEE
  INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

                           3450 Park Central Boulevard
                          Pompano Beach, Florida 33064
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (954) 465-9707
                            (ISSUER TELEPHONE NUMBER)

                            (FORMER NAME AND ADDRESS)


============================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective March 29, 2005, Eli Greenstein resigned as our director. The resignation is not the result of any disagreement with us on any matter relating to our operations, policies or practices.

ITEM 8.01 OTHER EVENTS

(1) We were moved from our office located at 3450 Park Central Boulevard, Pompano Beach, Florida 33064. We intend to occupy temporary office space in the near future. Our telephone number shall be (954) 465-9707

(2) We are currently reviewing several strategic options presented by our investment banking firm, Knightsbridge Capital. In late January, we engaged Miami-based Knightsbridge Capital to explore various options in an effort to maximize shareholder value.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of business acquired:

         None.

(b)   Pro forma financial information.

         None.

(c)   Exhibits

      NUMBER                      EXHIBIT
      ------                      -------
       99                         Press Release

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHAMPIONLYTE HOLDINGS, INC.

                                    By: /s/ David Goldberg
                                        --------------------------
                                            DAVID GOLDBERG
                                            CEO, CFO and PRESIDENT


                              Dated: April 8, 2005